UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 10, 2009

333-132320-06
(Commission File Number of issuing entity)
Honda Auto Receivables 2007-2 Owner Trust

(Exact name of registrant specified in its charter)
333-132320
(Commission File Number of depositor)
American Honda Receivables Corp.

(Exact name of depositor as specified in its charter)
American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)

Delaware	68-6256620

(State or other jurisdiction of incorporation)	(I.R.S Employer Identification No.)
American Honda Receivables Corp.
20800 Madrona Avenue
Torrance, CA 90503

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 972-2511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 6.02. Change of Servicer or Trustee.
Item 1109(a) of Regulation AB.
Item 1109(b) of Regulation AB.
Item 1109(c) of Regulation AB.
Item 1109(d) of Regulation AB.
Item 1109(e) of Regulation AB.
Item 1109(f) of Regulation AB.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX:
Item 6.02. Change of Servicer or Trustee.
     Effective May 19, 2009, Union Bank, N.A. (formerly Union Bank of California, N.A.), then acting as indenture trustee under a certain Indenture dated as of June 1, 2007, between Honda Auto Receivables 2007-2 Owner Trust (the “Trust”) and Union Bank, N.A., experienced a downgrade of its long term credit rating and as a result of such downgrade was no longer eligible to maintain certain accounts underlying the transaction. As a result, on July 10, 2009, American Honda Finance Corporation acting as administrator (the “Administrator”) appointed U.S. Bank National Association to succeed Union Bank, N.A. as indenture trustee (“U.S. Bank” or the “Indenture Trustee”) pursuant to terms of an Agreement of Resignation, Appointment and Acceptance dated as of July 10, 2009 (the “Tri-Party Agreement”) entered into by the Administrator, Union Bank, N.A., (“Union Bank”) and U.S. Bank. A copy of this Tri-Party Agreement in execution form is attached to this Form 8-K.
     Item 1109(a) of Regulation AB.
     U.S. Bank National Association (“U.S. Bank”) will act as indenture trustee, registrar and paying agent under the Indenture. U.S. Bancorp, with total assets exceeding $264 billion as of March 31, 2009, is the parent company of U.S. Bank, the sixth largest commercial bank in the United States. As of March 31, 2009, U.S. Bancorp served approximately 14.9 million customers, operated 2,847 branch offices in 24 states and had over 54,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.
     The Indenture Trustee has one of the largest corporate trust businesses in the country with offices in 46 U.S. cities. The Indenture will be administered from the Indenture Trustee’s corporate trust office located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604.
     Item 1109(b) of Regulation AB.
     U.S. Bank has provided corporate trust services since 1924. As of March 31, 2009, U.S. Bank was acting as trustee with respect to over 76,000 issuances of securities with an aggregate outstanding principal balance of over $2.3 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.
     The Indenture Trustee shall make each monthly statement available to the Noteholders via the Indenture Trustee’s internet website at http: /www.usbank.com/abs. Noteholders with questions may direct them to the Indenture Trustee’s bondholder services group at (800) 934-6802.
     As of March 31, 2009, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as Indenture trustee, registrar and paying agent on 30 issuances of automobile receivables-backed securities with an outstanding aggregate principal balance of approximately $11,258,000,000.00
     This Form 8-K incorporates by reference the prospectus supplement dated June 12, 2007, as filed with the Securities and Exchange Commission on June 15, 2007, which relates to Items 1109(c)-(e) of Regulation AB.
     Item 1109(c) of Regulation AB.
     See “Statement to Noteholders,” page S-49 “The Notes — Events of Default; Rights upon Event of Default “The Notes — Notices,” page S-51 “Payment on the Notes,” page S-53 “Description of the Transfer and Servicing Agreements — Duties of the Owner Trustee, the Delaware Trustee and the Indenture Trustee” third and fourth paragraphs, pages S-59-60, and “Description of the Transfer and Servicing

Agreements — The Owner Trustee, the Delaware Trustee and the Indenture Trustee” second paragraph, page S-60 .
     Item 1109(d) of Regulation AB.
     See “Description of the Transfer and Servicing Agreements — Duties of the Owner Trustee, the Delaware Trustee and the Indenture Trustee” third and fourth paragraphs, pages S-59-60.
     Item 1109(e) of Regulation AB.
     See “Description of the Securities — Terms of the Notes — Principal” third paragraph, S-14 “Description o f the Securities — Credit Enhancement- Excess Interest,” S-18 “Description of the Securities — Trustee Fees and Expenses” second paragraph, S-19 “The Notes — Payment of Interest” third paragraph, page S-50 “The Certificates- Payment of Interest” second paragraph, page S-52” “Payment on the Notes — Payment of Distributable Amounts” S-54 and “Description of the Transfer and Servicing Agreements — Fees and Expenses” S-61.
      Item 1109(f) of Regulation AB.
     A trustee may resign at any time, in which event the servicer, or its successor, will be obligated to appoint a successor thereto. In addition, AHFC, in its capacity as administrator under the related administration agreement, as the administrator, may also remove a trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related trust agreement, sale and servicing agreement or indenture, as applicable. Under the administration agreement, the administrator will be liable for any resulting expenses, but if the administrator is not able to pay, any transition expenses would become an obligation of the Trust. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor.
Item 8.01. Other Events.
     In order for U.S. Bank to assume control as Indenture Trustee of certain accounts underlying the transaction, American Honda Receivables Corp., in its capacity as seller (the “Seller”), the Trust, in its capacity as initial secured party, American Honda Finance Corporation, in its capacity as servicer (the “Servicer”), Union Bank, in its capacity as indenture trustee, assignee-secured party and securities intermediary and U.S. Bank, as successor to Union Bank entered into an amendment to the Control Agreement dated June 1, 2007, among the Seller, the Trust, the Servicer and Union Bank (“Amendment No. 1”), establishing successor accounts to replace the accounts referenced in the definition of Securities Accounts thereto. A copy of this Amendment No. 1 in execution form is attached to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	N/A

(b)	N/A

(c)	N/A

(d)	Exhibits
10.1	Agreement of Resignation, Appointment and Acceptance, dated as of July 10, 2009, among American Honda Finance Corporation, Union Bank (formerly Union Bank of California, N.A.), and U.S. Bank National Association.

10.2	Amendment No. 1 to Control Agreement, dated as of July 10, 2009, among American Honda Receivables Corp., Honda Auto Receivables 2007-2, American Honda Finance Corporation and Union Bank (formerly Union Bank of California, N.A.).

99.1	Prospectus Supplement on Form 424(b)(5) dated June 12, 2007, to Registration Statement No. 333-132320 incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Honda Auto Receivables 2007-2 Owner Trust
By:	American Honda Finance Corporation, as Servicer

By:	/s/ Paul C. Honda
Paul C. Honda
Assistant Vice President, Assistant Secretary and Compliance Officer
Date: July 10, 2009

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

10.1	Agreement of Resignation, Appointment and Acceptance, dated as of July 10, 2009, among American Honda Finance Corporation, Union Bank (formerly Union Bank of California, N.A.), and U.S. Bank National Association.

10.2	Amendment No. 1 to Control Agreement, dated as of July 10, 2009, among American Honda Receivables Corp., Honda Auto Receivables 2007-2, American Honda Finance Corporation and Union Bank (formerly Union Bank of California, N.A.)

99.1	Prospectus Supplement on Form 424(b)(5) dated June 12, 2007, to Registration Statement No. 333-132320 incorporated herein by reference.